UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22773

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: June 30, 2015

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

Brookfield Investment Management
2014
SEMI-ANNUAL REPORT
December 31, 2014
Brookfield Mortgage Opportunity Income Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $200 billion in assets under management as of December 31, 2014. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management also maintains offices and investment teams in Toronto, Chicago and Boston and has over $18 billion of assets under management as of December 31, 2014.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2014. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Semi-Annual Report for Brookfield Mortgage Opportunity Income Fund Inc. (“BOI” or the “Fund”) for the six-month period ended December 31, 2014.
Volatility returned to capital markets during the second half of 2014, driven by concerns over slowing global economic growth and a dramatic fall in the price of crude oil, which declined by nearly 50% over the period. Signs of anemic growth in Europe and a continued deceleration in China weighed on investor sentiment and led to negative revisions to future economic growth forecasts. Slowing demand also led the Organization of the Petroleum Exporting Countries (OPEC) to raise production levels sharply in order to protect market share in an increasingly competitive oil market. Although lower oil prices should prove beneficial for consumers in oil-importing countries and regions, the pronounced decline in commodity prices served to reinforce concerns over the health of the global economy.
The U.S remained a bright spot amid challenging global market conditions during the period. Economic data points in the U.S. reflected healthy levels of growth, including continued expansion of the labor market as well as manufacturing production and services. While the implications of lower oil prices on the U.S. oil and gas industry and the economy as a whole have yet to be seen, the U.S. appears to be advancing more quickly through the economic recovery cycle than many other developed markets.
Against this backdrop, the 10-year U.S. Treasury rate declined by 36 basis points over the period, ending the year at 2.17%. Within a volatile market environment, investors sought the safety of yield, which led the 10-year U.S. Treasury rate to briefly move below 2.0% during intraday trading in October, a level that had not been observed since June 2013. Looking ahead, the divergence of growth among developed economies will likely continue to foster varying levels of accommodative monetary policy across the globe. In the U.S., the Federal Reserve officially announced the end of its quantitative easing program during the latter half of 2014, leading market participants to anticipate a modest increase in the federal funds rate at some point in 2015. Conversely, the Bank of Japan announced plans to undertake additional asset purchases in order to stimulate growth, the European Central Bank is expected to implement further quantitative easing initiatives in 2015 and anticipation remains high for further stimulus activity in China. Given this recent activity, we expect interest rates to remain low in the near term.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements as of December 31, 2014.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
2014 Semi-Annual Report1

Brookfield Mortgage Opportunity Income Fund Inc.

OBJECTIVE AND STRATEGY
Brookfield Mortgage Opportunity Income Fund Inc. (NYSE: BOI) (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund's investment objectives will be achieved.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund's investments in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund's shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the six-month period ended December 31, 2014, the Fund had a total return based on net asset value of 0.41% and a total return based on market price of -2.28%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $16.44 on December 31, 2014, the Fund’s shares had a distribution yield of 9.28%. The distribution yield is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared, divided by the stated stock price.
The Fund’s NAV performance over the past six months was positive. The performance was especially good in light of the increase in volatility and the decrease in interest rates over the period. We saw the end to new purchases under the Federal Reserve’s Asset Purchase Program. As well, we saw a dramatic decline in the prices of commodities, most especially oil. In light of lower volumes which are typical of year end, many sectors underperformed in the period. And yet, these conditions which are typically adverse to a low duration, credit-oriented fund, the Fund’s return was positive. The Fund did not benefit from the nearly 35 basis point decline in 10-year U.S. Treasuries, given the Fund’s duration of nearly zero. While the BofA Merrill Lynch US High Yield Index widened 150 basis points over the second half of 2014, with energy exposure at around 410 basis points wider, in general Non-Agency Mortgage-Backed Securities (“MBS”) and Commercial Mortgage-Backed Securities (“CMBS”) saw much more stability and little spread widening.
We are at our target credit exposure and have increased leverage to 29.29% at the end of 2014. At this level, the distribution is well supported. While the Fund’s high yield corporate exposure declined in price over the past six months, lower oil prices and much lower gasoline prices at the pump, should be of benefit to the Fund’s exposure to non-Agency MBS which is more than 50% of the Fund. While interest rates are lower than what we would have expected a year ago, the Fund’s portfolio positioning allows it to earn attractive carry, and protection from rising interest rate, when that happens.
The Fund is focused on opportunities available in the Residential Mortgage-Backed Securities (“RMBS”) and CMBS markets. The current emphasis of the Fund is on Non-Agency RMBS, which we believe remains undervalued. We prefer the upside potential in the RMBS market with discount dollar prices to more traditional
2Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.

bonds that do not have higher default expectations priced in, especially with the increase in volatility. With these assets, we expect to generate an attractive income, to maintain low duration, and to benefit from improvements such as the increased home prices seen in 2014 and the benefit to consumers of gasoline.
MARKET ENVIRONMENT
Real estate markets in the U.S. continued to improve in 2014. The aggregate index for commercial property prices is now above the peak seen prior to the global financial crisis, as measured by Moody’s CPPI. For commercial real estate, credit is readily available and access to credit continues to expand along with the allowed leverage. We believe the expansion in credit, combined with a somewhat less stringent new issue buyer base, has created relatively aggressive financing. With risk retention requirements on the horizon (2016), we believe there will be additional pressure on originators of loans to lend aggressively, and on buyers of new higher yielding CMBS to buy prior to the economics changing. Both of these factors are likely to contribute to a substantially increased risk profile in the types of new loans that are common in multi-borrower CMBS pools. As such, for the Fund’s CMBS holdings, we continue to prefer more seasoned securities, as many loans that were not expected to refinance due to higher leverage, are now more likely to refinance, rather than default, and newer loans on single properties, where the exposure is well known, and commonly has lower leverage.
Prices of single family homes are up 5.54% through November 2014 as per CoreLogic HPI data. Many of the fundamental underpinnings for home prices such as inventory levels and delinquency rates have shown marked improvement. Excess inventory has been reduced significantly. Moreover, homeowners’ equity has improved substantially, with the home price appreciation trend of 2012 and 2013 continuing in 2014. According to the Mortgage Banker’s Association, the total delinquency number for the first quarter of 2014 returned to 5.8%, a level last seen in 2007. We believe that home price appreciation will decline in 2015, leveling off in the 3% to 5% range. The risk here is to the upside, as unexpectedly low interest rates may drive additional refinancing, or if unanticipated wage inflation improves the ability of Americans to access credit.
Access to credit for mortgage borrowers remains a notable constraint. The debt-to-income ratio requirements are likely one of the most significant impediments. Access to credit became somewhat more limited this year, as the implementation of the “Qualifying Mortgage” regulations as a part of Dodd-Frank was implemented in January 2014 for banks. Regulation is the primary culprit for the more limited credit available in the residential mortgage market. Ironically, even in the face of significant home price appreciation, we did not see an immediate impact in securities prices. In general, securities performance is improving for Non-Agency MBS. Prepayments have been slightly above what was expected and for securities priced at a discount, this is a good fact. However, with substantial regulation and litigation relating to mortgage servicing, market pricing is more likely to increase for visible performance improvements in delinquency, modification and liquidation, rather than for expected improvements. While headline Non-Agency yields, in our view, are biased to decline, the cash flows anticipated by the Internal Rate of Return (“IRR”) calculations are also likely to improve as, the benefit of the past year’s home price appreciation on performance is more likely to be realized over the next 12-24 months. We are targeting securities that benefit more from these potential performance improvements, as we see the benefits accruing as the housing and real estate recovery plays out.
The decline in oil prices results in a direct transfer of wealth from producers of oil to consumers of oil. With prices at the gas pump declining more than 50%, the average U.S. consumer is likely to feel better, spend more and be in an overall better position going forward. In the past, this has resulted in improved GDP. Overall the increased prices on homes and higher equity markets have contributed to a significant improvement in household net worth for the “higher-end”, whereas the impact of lower gasoline prices is likely to benefit the more average consumer. This should provide broad based support to housing and top multifamily, for all but the few regions with an oil centric focus.
The year marked a significant increase in demand for Non-Agency MBS and CMBS, from funds, money managers and insurance companies. Even with legacy holders such as foreign bank and the GSE’s reducing their position, these larger sales were met with very strong demand. This has contributed to very low price volatility in these sectors, and a continued flattening of the credit curve.
2014 Semi-Annual Report3

Brookfield Mortgage Opportunity Income Fund Inc.

We expect interest rates at the longer tenors 7+ years to remain low by historical standards, likely ending 2015 around where they began. We continue to expect the first increase in the Federal Reserve’s overnight funds rate to occur somewhere in the middle of 2015, and as such, we believe the yield curve will flatten. We are in an interesting paradigm, with the front-end of the curve being driven by a U.S. economy that feels quite a bit strong than that of the other developed countries. That said, the longer end of the curve is dominated by the idea that the U.S. cannot diverge from the other developed economies forever and much lower expected inflation in the long run. In the face of this forward view, we believe our focus on income and consumer, not corporate credit, makes good sense.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. The Fund may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
4Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2014 and subject to change based on subsequent developments.
2014 Semi-Annual Report5

Brookfield Mortgage Opportunity Income Fund Inc.
Portfolio Characteristics  (Unaudited)
December 31, 2014

PORTFOLIO STATISTICS
Annualized distribution yield[1]	9.28%
Weighted average coupon	3.11%
Weighted average life	3.91 years
Average Portfolio Dollar Price (Excluding Interest-Only Securities)	$ 82.96
Percentage of Fixed Securities	43.51%
Percentage of Floating Securities	56.49%
Percentage of leveraged assets	29.29%
Total number of holdings	167

ASSET BY COUPON TYPE DISTRIBUTION[2]
Residential Mortgage Related Holdings - Fixed Rate	6.8%
Residential Mortgage Related Holdings - Floating Rate	49.9%
Commercial Mortgage Related Holdings - Fixed Rate	16.7%
Commercial Mortgage Related Holdings - Floating Rate	1.8%
Corporate Bonds - Fixed Rate	11.0%
Collateralized Loan Obligation - Floating Rate	0.7%
Loans - Floating Rate	4.1%
Equities	2.9%
Cash and Other	6.1%
Total	100.0%

ASSET ALLOCATION[3]
Residential Mortgage Related Holdings	81.5%
Commercial Mortgage Related Holdings	30.8%
Interest-Only Securities	0.8%
Corporate Bonds	15.3%
Preferred Stocks	4.1%
Short Term Investment	0.2%
Collateralized Loan Obligation	0.9%
Liabilities in Excess of Other Assets	(33.6)%
Total	100.0%

[1]	Dividends may include net investment income, capital gains and/or return of capital. The distribution yield referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by December 31, 2014 stock price.
[2]	Coupon types are expressed as a percentage of total investments (by market value) and will vary over time.
[3]	Percentages are based on net assets.
6Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (Unaudited)
December 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 81.5%
Non-Agency Mortgage-Backed Securities – 81.5%
ACE Securities Corp. Home Equity Loan Trust
Series 2006-OP1, Class A2D [1,2]	0.41%	04/25/36	$ 6,740	$ 4,747,319
Series 2005-ASP1, Class M1 [1,2]	0.85	09/25/35	11,841	9,487,398
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1,2,3]	0.31	04/25/47	11,575	9,696,478
Series 2007-HY6, Class A1 [1,2,3]	0.38	08/25/47	8,356	6,822,239
Series 2005-50CB, Class 1A1	5.50	11/25/35	4,821	4,562,161
Series 2007-15CB, Class A5	5.75	07/25/37	2,565	2,279,487
Series 2006-45T1, Class 2A5 [3]	6.00	02/25/37	5,476	4,627,157
Series 2006-29T1, Class 2A6	6.50	10/25/36	5,647	5,183,604
Series 2006-23CB, Class 2A7 [1,4]	27.72	08/25/36	2,729	4,144,907
Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [1,2]	0.31	12/25/36	5,965	4,790,047
Banc of America Funding Trust
Series 2006-G, Class 3A2 [1]	5.75	07/20/36	6,699	6,734,625
BCAP LLC Trust
Series 2010-RR6, Class 1910 [1,2,5,6]	0.50	11/26/35	8,440	5,678,930
Series 2010-RR5, Class 5A10 [1,2,5,6]	0.50	11/26/35	6,733	4,495,732
Series 2012-RR4, Class 5A6 [1,5,6]	2.36	05/26/36	4,000	2,839,916
Series 2009-RR11, Class 3A2 [1,5,6]	4.68	01/26/36	3,993	3,606,165
Series 2013-RR2, Class 3A2 [1,5,6]	6.79	03/26/36	7,350	7,350,000
Carefree Portfolio Trust
Series 2014-CARE, Class F [1,2,5,6]	2.75	11/15/19	5,580	4,975,686
CHL Mortgage Pass-Through Trust
Series 2006-OA5, Class 2A1 [1,2,3]	0.37	04/25/46	10,557	8,538,297
Series 2006-HYB5, Class 3A1B [1]	2.53	09/20/36	6,746	5,695,818
Series 2006-HYB5, Class 3A1A [1]	2.53	09/20/36	1,466	1,237,480
Citigroup Mortgage Loan Trust
Series 2007-AR5, Class 1A2A [1,3]	2.72	04/25/37	4,282	3,817,830
Series 2009-6, Class 19A2 [5,6]	6.00	03/25/36	4,867	3,332,239
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2006-OA17, Class 1A1A [1,2,3]	0.36	12/20/46	5,959	4,515,917
Series 2006-OA1, Class 2A1 [1,2,3]	0.38	03/20/46	5,791	4,555,003
Series 2006-OA2, Class A1 [1,2,3]	0.38	05/20/46	6,416	4,662,656
Credit Suisse Mortgage Trust
Series 2011-10R, Class 3A2 [1,5,6]	2.62	09/27/36	5,275	4,245,994
Series 2010-19R, Class 5A4 [5,6]	3.25	08/27/36	11,120	10,634,968
DSLA Mortgage Loan Trust
Series 2007-AR1, Class 2A1A [1,2,3]	0.30	04/19/47	994	815,152
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6 [1]	0.82	11/25/35	4,992	3,700,149
Series 2005-FA9, Class A1 [1]	0.87	12/25/35	4,627	3,508,603
GSAMP Trust
Series 2006-NC2, Class A2C [1,2]	0.32	06/25/36	969	591,972

See Notes to Financial Statements.
2014 Semi-Annual Report7

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
December 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2006-HE8, Class A2C [1,2]	0.34%	01/25/37	$ 9,417	$ 7,495,866
GSR Mortgage Loan Trust
Series 2007-AR1, Class 2A1 [1]	2.61	03/25/47	4,801	4,182,845
Home Equity Asset Trust
Series 2006-7, Class 2A3 [1,2]	0.32	01/25/37	10,084	7,084,071
IndyMac INDA Mortgage Loan Trust
Series 2007-AR3, Class 1A1 [1,3]	2.79	07/25/37	4,382	3,940,662
Series 2007-AR1, Class 1A1 [1,3]	2.82	03/25/37	4,205	3,903,423
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1 [1,2]	0.23	05/25/37	2,432	1,158,836
Series 2007-HE1, Class A2 [1,2]	0.28	05/25/37	5,413	2,591,687
Series 2006-HE2, Class A3 [1,2]	0.33	08/25/36	8,551	3,982,023
Series 2007-HE1, Class A3 [1,2]	0.33	05/25/37	1,669	803,179
Series 2007-HE1, Class A4 [1,2]	0.40	05/25/37	3,164	1,538,917
Series 2006-HE1, Class A4 [1,2]	0.47	03/25/36	761	486,771
JP Morgan Alternative Loan Trust
Series 2007-A1, Class 2A1 [1]	2.50	03/25/37	5,623	4,339,254
JP Morgan Resecuritization Trust
Series 2012-2, Class 1A8 [1,5,6]	2.46	03/26/37	5,856	4,882,997
Master Asset Backed Securities Trust
Series 2006-NC3, Class A3 [1,2]	0.27	10/25/36	2,512	1,564,863
Series 2006-NC2, Class A4 [1,2]	0.32	08/25/36	11,262	6,079,688
Series 2006-NC3, Class A4 [1,2]	0.33	10/25/36	8,768	5,517,645
Series 2006-HE5, Class A3 [1,2]	0.33	11/25/36	15,858	10,705,986
Series 2005-NC2, Class A4 [1,2]	0.52	11/25/35	8,417	5,521,581
Mid-State Trust X
Series 10, Class B	7.54	02/15/36	3,501	3,716,293
Nomura Resecuritization Trust
Series 2014-1R, Class 2A11 [1,5,6]	0.29	02/26/37	15,880	8,210,847
Series 2013-1R, Class 3A12 [1,2,5,6]	0.32	10/26/36	16,637	13,193,287
Series 2014-6R, Class 5A7 [1,5,6]	2.52	04/26/37	5,280	3,455,462
Series 2014-2R, Class 1A7 [1,5,6]	2.63	01/26/36	3,447	2,533,623
RALI Trust
Series 2007-QO3, Class A1 [1,2,3]	0.33	03/25/47	5,068	4,087,155
Series 2006-QO7, Class 2A1 [1,3]	0.96	09/25/46	10,794	7,554,077
RBSSP Resecuritization Trust
Series 2009-13, Class 7A2 [5,6]	5.75	01/26/36	1,500	1,427,624
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1 [1]	0.87	10/25/35	4,589	3,522,678
RFMSI Trust
Series 2007-S3, Class 1A5 [3]	5.50	03/25/37	5,965	5,277,365
Securitized Asset Backed Receivables LLC Trust
Series 2006-HE2, Class A2C [1,2]	0.32	07/25/36	9,067	5,067,757
Series 2006-NC3, Class A2B [1,2]	0.32	09/25/36	8,818	4,491,665
Series 2007-NC1, Class A2B [1,2]	0.32	12/25/36	834	480,886
Series 2007-BR4, Class A2B [1,2]	0.37	05/25/37	6,799	4,449,166
Series 2007-NC1, Class A2C [1,2]	0.38	12/25/36	267	155,187

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
December 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2007-BR4, Class A2C [1,2]	0.46%	05/25/37	$ 7,628	$ 5,054,998
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-OA1, Class A1A [1,3]	0.81	02/25/47	5,958	4,827,393
Series 2006-AR8, Class 2A [1]	0.96	10/25/46	8,441	6,016,291
Series 2006-AR5, Class A1A [1,3]	1.10	06/25/46	8,682	7,421,745
Series 2006-AR10, Class 1A2	2.23	09/25/36	3,164	2,830,610
Series 2007-HY6, Class 2A1 [1,3]	2.41	06/25/37	7,536	6,621,969
Series 2006-AR18, Class 3A2 [1]	3.86	01/25/37	946	866,071
Series 2007-HY5, Class 3A1 [1]	4.59	05/25/37	2,465	2,347,081
Wells Fargo Alternative Loan Trust
Series 2007-PA6, Class A1	2.58	12/28/37	6,675	5,737,978
Wells Fargo Mortgage Backed Securities Trust
Series 2005-2, Class 1B1 [1]	5.50	04/25/35	6,968	5,609,323
Total Non-Agency Mortgage-Backed Securities				342,610,754
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $343,852,284)				342,610,754
COMMERCIAL MORTGAGE RELATED HOLDINGS – 30.8%
Commercial Mortgage-Backed Securities – 29.1%
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ	5.42	10/10/45	14,010	14,450,755
Series 2007-3, Class AJ [3]	5.59	06/10/49	10,600	10,957,347
Commercial Mortgage Trust
Series 2014-KYO, Class F [1,3,5,6]	3.67	06/11/27	5,620	5,598,981
Series 2007-C9, Class F	5.80	12/10/49	3,500	3,434,641
Series 2007-C9, Class G [5,6]	5.80	12/10/49	5,000	4,897,815
Series 2007-GG11, Class AJ [3]	6.07	12/10/49	10,642	11,134,310
Series 2007-GG11, Class B	6.16	12/10/49	3,724	3,429,379
Series 2007-GG11, Class C	6.16	12/10/49	7,380	5,895,144
Del Coronado Trust
Series 2013-HDMZ, Class M [1,5,6]	5.17	03/15/18	8,500	8,506,800
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-JWMZ, Class M [1,2,5,6]	6.17	04/15/18	9,025	9,027,838
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class D	5.56	02/15/40	8,650	8,443,101
Series 2007-C7, Class AJ [3]	6.25	09/15/45	10,000	10,523,490
Morgan Stanley Capital I, Inc.
Series 1998-HF1, Class K [5,6]	6.19	03/15/30	3,587	3,501,846
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AJ [3]	5.41	12/15/43	11,500	11,717,672
Series 2007-C33, Class AJ [3]	5.94	02/15/51	10,250	10,739,683
Total Commercial Mortgage-Backed Securities				122,258,802
Mezzanine Loan – 1.7%
BOCA Mezzanine	8.17	08/15/15	7,107	7,106,803
Total Mezzanine Loan				7,106,803
Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $124,814,233)				129,365,605

See Notes to Financial Statements.
2014 Semi-Annual Report9

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
December 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
INTEREST-ONLY SECURITIES – 0.8%
Federal Home Loan Mortgage Corporation Strips
Series 304, Class C60 [7]	3.50%	12/15/42	$ 9,013	$1,922,639
Federal National Mortgage Association REMICS
Series 2013-32, Class IG [7]	3.50	04/25/33	7,908	1,222,985
Total INTEREST-ONLY SECURITIES (Cost $3,700,665)				3,145,624
CORPORATE BONDS – 15.3%
Automotive – 0.6%
American Axle & Manufacturing, Inc. [3]	6.63	10/15/22	1,300	1,378,000
Chrysler Group LLC [3]	8.25	06/15/21	1,000	1,107,500
Total Automotive				2,485,500
Basic Industry – 2.3%
Alpha Natural Resources, Inc. [3]	6.25	06/01/21	1,650	462,000
Arch Coal, Inc. [3]	7.25	06/15/21	1,750	509,688
Associated Materials LLC [3]	9.13	11/01/17	1,100	907,500
Cascades, Inc. [3,8]	7.88	01/15/20	800	832,000
FMG Resources August 2006 Property Ltd. [3,5,6,8]	6.88	04/01/22	1,000	832,500
Hexion US Finance Corp. [3]	9.00	11/15/20	1,350	965,250
INEOS Group Holdings SA [3,5,6,8]	6.13	08/15/18	1,350	1,292,625
PulteGroup, Inc. [3]	6.38	05/15/33	1,000	1,000,000
Trinseo Materials Operating SCA [3,8]	8.75	02/01/19	1,238	1,255,022
Xerium Technologies, Inc. [3]	8.88	06/15/18	1,400	1,470,875
Total Basic Industry				9,527,460
Capital Goods – 0.7%
AAR Corp. [3]	7.25	01/15/22	1,275	1,377,000
Reynolds Group Issuer, Inc. [3]	9.00	04/15/19	850	879,750
Tekni-Plex, Inc. [3,5,6]	9.75	06/01/19	469	508,865
Total Capital Goods				2,765,615
Consumer Goods – 0.6%
ACCO Brands Corp. [3]	6.75	04/30/20	1,350	1,412,775
Post Holdings, Inc. [3]	7.38	02/15/22	1,300	1,300,000
Total Consumer Goods				2,712,775
Energy – 1.9%
Basic Energy Services, Inc. [3]	7.75	02/15/19	1,350	1,039,500
BreitBurn Energy Partners LP [3]	7.88	04/15/22	1,325	1,023,562
Calfrac Holdings LP [3,5,6]	7.50	12/01/20	1,350	1,140,750
EV Energy Partners LP [3]	8.00	04/15/19	1,250	1,062,500
Ferrellgas Partners LP [3]	8.63	06/15/20	700	701,750
Global Partners LP [3,5,6]	6.25	07/15/22	500	485,000
Key Energy Services, Inc. [3]	6.75	03/01/21	1,000	620,000
Linn Energy LLC [3]	7.75	02/01/21	1,000	842,500
RKI Exploration & Production LLC [3,5,6]	8.50	08/01/21	450	363,375
W&T Offshore, Inc. [3]	8.50	06/15/19	1,250	818,750
Total Energy				8,097,687

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
December 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Healthcare – 1.6%
CHS/Community Health Systems, Inc. [3]	7.13%	07/15/20	$ 1,300	$ 1,386,125
DJO Finance LLC [3]	9.88	04/15/18	750	761,250
HCA, Inc. [3]	5.88	05/01/23	1,350	1,422,562
inVentiv Health, Inc. [5,6,9]	10.00	08/15/18	465	437,100
inVentiv Health, Inc. [5,6]	11.00	08/15/18	335	292,288
Kindred Healthcare, Inc. [3,5,6]	6.38	04/15/22	1,150	1,095,375
Service Corporation International [3]	8.00	11/15/21	1,200	1,389,000
Total Healthcare				6,783,700
Leisure – 1.6%
Boyd Gaming Corp. [3]	9.00	07/01/20	1,300	1,332,500
Chester Downs & Marina LLC [3,5,6]	9.25	02/01/20	1,050	766,500
Isle of Capri Casinos, Inc. [3]	5.88	03/15/21	850	862,750
MGM Resorts International [3]	7.75	03/15/22	1,250	1,384,375
MTR Gaming Group, Inc. [3]	11.50	08/01/19	925	1,001,313
Palace Entertainment Holdings LLC [3,5,6]	8.88	04/15/17	1,250	1,268,750
Total Leisure				6,616,188
Media – 1.9%
Cumulus Media Holdings, Inc. [3]	7.75	05/01/19	850	858,500
Gannett Company, Inc. [3]	6.38	10/15/23	1,300	1,378,000
iHeart Communications, Inc. [3]	9.00	03/01/21	900	882,000
Lamar Media Corp. [3]	5.38	01/15/24	1,350	1,390,500
Mediacom Broadband LLC [3]	6.38	04/01/23	1,300	1,332,500
National CineMedia LLC [3]	6.00	04/15/22	1,325	1,325,000
Numericable-SFR [3,5,6]	6.00	05/15/22	700	703,850
Total Media				7,870,350
Retail – 0.5%
L Brands, Inc. [3]	7.60	07/15/37	900	985,500
New Albertsons, Inc. [3]	7.75	06/15/26	850	760,750
Roundy's Supermarkets, Inc. [3,5,6]	10.25	12/15/20	500	435,000
Total Retail				2,181,250
Services – 1.2%
Avis Budget Car Rental LLC [3]	5.50	04/01/23	1,400	1,428,000
Casella Waste Systems, Inc. [3]	7.75	02/15/19	1,000	1,015,000
Iron Mountain, Inc. [3]	6.00	08/15/23	1,350	1,404,000
The ADT Corp. [3]	6.25	10/15/21	1,325	1,361,438
Total Services				5,208,438
Technology & Electronics – 0.4%
First Data Corp. [3]	11.25	01/15/21	878	996,530
Freescale Semiconductor, Inc. [3]	8.05	02/01/20	291	307,005
ION Geophysical Corp. [3]	8.13	05/15/18	500	420,000
Total Technology & Electronics				1,723,535
Telecommunications – 2.0%
CenturyLink, Inc. [3]	7.65	03/15/42	1,000	995,000
Cincinnati Bell, Inc. [3]	8.75	03/15/18	638	655,545

See Notes to Financial Statements.
2014 Semi-Annual Report11

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
December 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Fairpoint Communications, Inc. [3,5,6]	8.75%	08/15/19	$ 925	$ 929,625
Frontier Communications Corp. [3]	7.13	01/15/23	1,350	1,373,625
Intelsat Luxembourg SA [3]	7.75	06/01/21	650	651,625
Level 3 Financing, Inc. [3]	8.63	07/15/20	950	1,024,812
Qwest Capital Funding, Inc. [3]	6.88	07/15/28	250	250,000
T-Mobile USA, Inc. [3]	6.63	04/01/23	1,350	1,382,400
Wind Acquisition Finance SA [3,5,6,8]	7.38	04/23/21	300	283,140
Windstream Corp. [3]	7.50	06/01/22	1,000	997,500
Total Telecommunications				8,543,272
Total CORPORATE BONDS (Cost $70,412,106)				64,515,770

	Shares	Value
PREFERRED STOCKS – 4.1%
Finance & Investment – 4.0%
Ally Financial, Inc., 7.00% [5,6]	7,500	$ 7,534,453
Kimco Realty Corp., 6.00%	57,837	1,451,709
Public Storage, 6.00%	200,000	5,052,000
Strategic Hotels & Resorts, Inc., 8.25%	70,976	1,799,596
Weingarten Realty Investors, 6.50%	34,470	874,504
Total Finance & Investment		16,712,262
Telecommunications – 0.1%
Regency Centers Corp., 6.63%	21,213	536,901
Total PREFERRED STOCKS (Cost $17,056,475)		17,249,163

	Interest Rate	Maturity	Principal Amount (000s)	Value
SHORT TERM INVESTMENT – 0.2%
United States Treasury Bill [10,11]	0.10%	04/02/15	$ 1,000	$ 999,900
Total SHORT TERM INVESTMENT (Cost $999,754)				999,900

COLLATERALIZED LOAN OBLIGATION – 0.9%
Collateralized Loan Obligation – 0.9%
1776 CLO Ltd. [1,5,6,8]	4.73	05/08/20	4,000	3,952,000
Total COLLATERALIZED LOAN OBLIGATION (Cost $3,970,000)				3,952,000
Total Investments – 133.6% (Cost $564,805,517)				561,838,816
Liabilities in Excess of Other Assets – (33.6)%				(141,285,450)
TOTAL NET ASSETS – 100.0%				$ 420,553,366

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Mortgage Opportunity Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
December 31, 2014

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	—Variable rate security – Interest rate shown is the rate in effect as of December 31, 2014.
2	—Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
3	—Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
4	—Security is an inverse floating rate bond.
5	—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2014, the total value of all such securities was $134,717,946 or 32.0% of net assets.
6	—Private Placement.
7	—Interest rate is based on the notional amount of the underlying mortgage pools.
8	—Foreign security or a U.S. security of a foreign company.
9	—Payment in kind security.
10	—Portion or entire principal amount pledged as collateral for futures contracts.
11	—Zero-Coupon - Interest rate represents current yield to maturity.

See Notes to Financial Statements.
2014 Semi-Annual Report13

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Assets and Liabilities (Unaudited)
December 31, 2014

Assets:
Investments in securities, at value (cost $564,805,517)	$561,838,816
Cash	21,090,516
Cash on deposit with brokers for reverse repurchase agreements	6,721,729
Receivable for investments sold	4,661,299
Interest and dividend receivable	2,538,274
Principal paydown receivable	74,967
Prepaid expenses	29,934
Total assets	596,955,535
Liabilities:
Reverse repurchase agreements (Note 6)	174,826,400
Interest payable for reverse repurchase agreements (Note 6)	726,577
Payable for variation margin	98,781
Investment advisory fee payable (Note 4)	507,648
Administration fee payable (Note 4)	76,147
Directors' fee payable	27,758
Accrued expenses	138,858
Total liabilities	176,402,169
Commitmenets and contingencies (Note 10)
Net Assets	$420,553,366
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 7)	$ 22,714
Additional paid-in capital (Note 7)	426,795,143
Distributions in excess of net investment income	(331,553)
Accumulated net realized loss on investment and futures transactions	(2,934,322)
Net unrealized depreciation on investments and futures	(2,998,616)
Net assets applicable to capital stock outstanding	$420,553,366
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	22,713,931
Net asset value per share	$ 18.52

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended December 31, 2014

Investment Income (Note 2):
Interest	$ 21,516,109
Dividends	569,369
Total income	22,085,478
Expenses:
Investment advisory fees (Note 4)	3,021,288
Administration fees (Note 4)	453,193
Fund accounting servicing fees	74,342
Directors' fees	69,090
Legal fees	54,553
Reports to stockholders	33,045
Audit and tax services	28,193
Insurance	25,305
Custodian fees	17,507
Registration fees	12,913
Miscellaneous	10,018
Transfer agent fees	8,564
Total operating expenses	3,808,011
Interest expense on reverse repurchase agreements (Note 6)	1,216,747
Total expenses	5,024,758
Net investment income	17,060,720
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investment transactions	418,871
Futures transactions	(1,063,673)
Net realized loss	(644,802)
Net change in unrealized depreciation on:
Investments	(14,087,557)
Futures	(437,023)
Net change in unrealized depreciation	(14,524,580)
Net realized and unrealized loss	(15,169,382)
Net increase in net assets resulting from operations	$ 1,891,338

See Notes to Financial Statements.
2014 Semi-Annual Report15

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2014 (Unaudited)	For the Fiscal Year Ended June 30, 2014
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 17,060,720	$ 29,958,316
Net realized loss on investment and futures transactions	(644,802)	(1,793,277)
Net change in unrealized appreciation (depreciation) on investments and futures	(14,524,580)	26,173,063
Net increase in net assets resulting from operations	1,891,338	54,338,102
Distributions to Stockholders:
Net investment income	(17,321,644)	(29,997,494)
Realized gains	—	(4,645,794)
Total distributions paid	(17,321,644)	(34,643,288)
Total increase (decrease) in net assets	(15,430,306)	19,694,814
Net Assets:
Beginning of period	435,983,672	416,288,858
End of period	$420,553,366	$435,983,672
Distributions in excess of net investment income	$ (331,553)	$ (70,629)

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended December 31, 2014

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 1,891,338
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(87,890,611)
Proceeds from disposition of long-term portfolio investments and principal paydowns	99,785,130
Increase in cash on deposit with brokers for reverse repurchase agreements	(5,772,729)
Increase in principal paydown receivable	(74,967)
Decrease in interest and dividend receivable	14,262
Increase in receivable for investments sold	(4,661,299)
Increase in prepaid expenses	(7,386)
Decrease in payable for investments purchased	(3,650,977)
Increase in interest payable for reverse repurchase agreements	142,040
Increase in payable for variation margin	21,730
Increase in investment advisory fee payable	23,804
Increase in administration fee payable	3,570
Increase in directors' fee payable	17,133
Decrease in accrued expenses	(8,877)
Net amortization on investments and paydown gains on investments	(12,843,598)
Unrealized depreciation on investments	14,087,557
Net realized gain on investment transactions	(418,871)
Net cash provided by operating activities	657,249
Cash flows provided by (used for) financing activities:
Net cash provided by reverse repurchase agreements	22,244,400
Distributions paid to stockholders	(17,321,644)
Net cash provided by financing activities	4,922,756
Net increase in cash	5,580,005
Cash at beginning of period	15,510,511
Cash at end of period	$ 21,090,516
Supplemental Disclosure of Cash Flow Information:
Interest payments on the reverse repurchase agreements for the six months ended December 31, 2014, totaled $1,074,707.

See Notes to Financial Statements.
2014 Semi-Annual Report17

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Financial Highlights

	For the Six Months Ended December 31, 2014 (unaudited)	For the Fiscal Year Ended June 30, 2014	Period from March 26, 2013[1] to June 30, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$ 19.19	$ 18.33	$ 19.10[2]
Net investment income	0.75 [3]	1.32	0.17
Net realized and unrealized gain (loss) on investment transactions and futures	(0.66)	1.07	(0.69)
Net increase (decrease) in net asset value resulting from operations	0.09	2.39	(0.52)
Distributions from net investment income	(0.76)	(1.32)	(0.18)
Return of capital distributions	—	(0.21)	(0.07)
Total distributions paid	(0.76)	(1.53)	(0.25)
Net asset value, end of period	$ 18.52	$ 19.19	$ 18.33
Market price, end of period	$ 16.44	$ 17.60	$ 18.46
Total Investment Return†	-2.28% [4]	4.32%	-6.44% [4]
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$420,553	$435,984	$416,289
Operating expenses excluding interest expense	1.75% [5]	1.48%	1.44% [5]
Interest expense	0.56% [5]	0.22%	0.00% [5,6]
Total expenses	2.31% [5]	1.70%	1.44% [5]
Net investment income	7.86% [5]	7.10%	3.36% [5]
Portfolio turnover rate	15% [4]	41%	2% [4]
Reverse repurchase agreements, end of period	$174,826	$152,582	$ 4,438
Asset Coverage per $1,000 unit of senior indebtedness[7]	$ 3,406	$ 3,857	$94,801

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.
[3]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[4]	Not annualized.
[5]	Annualized.
[6]	Interest expense ratio was less than 0.01%.
[7]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
18Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited)
December 31, 2014

1.Organization
Brookfield Mortgage Opportunity Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company which invests primarily in mortgage-related securities. The Fund commenced operations on March 26, 2013.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to provide a high total investment return by providing a high level of current income and the potential for capital appreciation. The investment objective is not fundamental and may be changed by the Board of Directors (the “Board”) without stockholder approval, upon not less than 60 days prior notice to stockholders. No assurances can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
2014 Semi-Annual Report19

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2014

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund’s Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. As of December 31, 2014, there were no Fund securities that were fair valued by the Adviser’s Valuation Committee.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
20Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2014

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2014:
Valuation Inputs	Level 1	Level 2	Level 3(1)	Total
Residential Mortgage Related Holdings	$ —	$ —	$ 342,610,754	$ 342,610,754
Commercial Mortgage Related Holdings	—	—	129,365,605	129,365,605
Interest-Only Securities	—	—	3,145,624	3,145,624
Corporate Bonds	—	64,515,770	—	64,515,770
Preferred Stocks	7,915,114	9,334,049	—	17,249,163
Short Term Investment	—	999,900	—	999,900
Collateralized Loan Obligation	—	—	3,952,000	3,952,000
Total	$ 7,915,114	$ 74,849,719	$ 479,073,983	$ 561,838,816

Assets:	Level 1	Level 2	Level 3	Total
Other Financial Instruments(2)	$ 110,455	$ —	$ —	$ 110,455
Total Assets - Other Financial Instruments	$ 110,455	$ —	$ —	$ 110,455

Liabilities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments(2)	$ (142,370)	$ —	$ —	$ (142,370)
Total Liabilities - Other Financial Instruments	$ (142,370)	$ —	$ —	$ (142,370)

(1) The Fund generally uses evaluated bid prices provided by an independent pricing service on the valuation date as the primary basis for the fair value determinations. These evaluated bid prices are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.
(2) Other financial instruments include exchange traded futures contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.
2014 Semi-Annual Report21

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2014

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest-Only Securities	Collateralized Loan Obligation	Total
Balance as of June 30, 2014	$334,726,856	$142,858,321	$ —	$ —	$477,585,177
Accrued Discounts (Premiums)	7,834,971	138,346	—	—	7,973,317
Realized Gain (Loss)	4,641,478	1,007,240	—	—	5,648,718
Change in Unrealized Appreciation (Depreciation)	(4,498,046)	(1,982,332)	—	(18,000)	(6,498,378)
Purchases at cost	62,696,018	17,305,897	—	3,970,000	83,971,915
Sales proceeds	(62,790,523)	(29,961,867)	—	—	(92,752,390)
Transfers into Level 3	—	—	3,145,624	—	3,145,624 (a)
Balance as of December 31, 2014	$342,610,754	$129,365,605	$3,145,624	$3,952,000	$479,073,983
Change in unrealized gains or losses relating to assets still held at the reporting date	$ (3,243,356)	$ (529,994)	$ —	$ (18,000)	$ (3,791,350)

(a) Transferred due to an increase/decrease of observable market data for these securities, primarily due to an increase in trade basis information versus dealer quotes.
The fair value of the Fund’s reverse repurchase agreements, which qualify as financial instruments under FASB Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of December 31, 2014, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
During the six months ended December 31, 2014, transfers from Level 1 to Level 2 were $9,334,049. The transfers were due to lack of trading volume. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur. There have been no additional transfers between the Levels.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield method. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2014, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2014, open taxable years consisted of the taxable period March 26, 2013 (commencement of operations) through June 30, 2013 and the taxable year ended June 30, 2014. No examination of the Fund’s tax returns is currently in progress.
22Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2014

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly or a combination of both.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a
2014 Semi-Annual Report23

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2014

new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
The following table sets forth the effect of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2014:
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Value as of December 31, 2014
Futures contracts	Payable for variation margin (liability)	$98,781
The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2014:
Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Loss on Futures Transactions	Net Change in Unrealized Depreciation on Futures
Futures contracts	Futures transactions	$(1,063,673)	$(437,023)
3.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed
24Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2014

and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Related Party Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets (plus the amount of borrowing for investment purposes) (“Managed Assets”).
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
5.Purchases and Sales of Investments
For the six months ended December 31, 2014, purchases and sales of investments, excluding short-term securities, reverse repurchase agreements, and U.S. Government securities were $87,890,611 and $99,785,130, respectively. The Fund did not have any purchases or sales of U.S. Government securities for the six months ended December 31, 2014.
2014 Semi-Annual Report25

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2014

6.Borrowings
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such accounts for its reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
At December 31, 2014, the Fund had the following reverse repurchase agreements outstanding:
Face Value	Description	Maturity Amount
$ 79,400	JP Morgan Chase, 0.98%, dated 10/14/14, maturity 01/12/15	$ 79,595
34,556,000	RBC Capital Markets, 0.86%, dated 10/01/14, maturity 01/02/15	34,632,781
246,000	RBC Capital Markets, 0.86%, dated 11/10/14, maturity 01/02/15	246,311
675,000	RBC Capital Markets, 0.95%, dated 09/11/14, maturity 03/12/15	678,257
597,000	RBC Capital Markets, 0.95%, dated 10/08/14, maturity 03/12/15	599,453
17,365,000	RBC Capital Markets, 0.96%, dated 09/12/14, maturity 03/12/15	17,448,501
1,152,000	RBC Capital Markets, 0.96%, dated 10/06/14, maturity 03/12/15	1,156,805
1,155,000	RBC Capital Markets, 0.96%, dated 10/16/14, maturity 03/12/15	1,159,511
806,000	RBC Capital Markets, 0.96%, dated 12/10/14, maturity 03/12/15	807,970
4,667,000	RBC Capital Markets, 1.45%, dated 12/26/14, maturity 02/19/15	4,677,374
9,443,000	RBC Capital Markets, 1.48%, dated 11/10/14, maturity 02/10/15	9,478,754
4,152,000	RBC Capital Markets, 1.48%, dated 11/19/14, maturity 02/19/15	4,167,723
8,036,000	RBC Capital Markets, 1.53%, dated 07/03/14, maturity 01/05/15	8,099,437
3,937,000	RBC Capital Markets, 1.58%, dated 11/19/14, maturity 02/19/15	3,952,915
1,157,000	RBC Capital Markets, 1.58%, dated 11/21/14, maturity 02/26/15	1,161,929
7,787,000	RBC Capital Markets, 1.63%, dated 07/03/14, maturity 01/05/15	7,852,495
8,087,000	RBC Capital Markets, 1.63%, dated 09/26/14, maturity 03/26/15	8,153,322
14,243,000	RBC Capital Markets, 1.68%, dated 07/17/14, maturity 01/20/15	14,367,028
18,899,000	RBC Capital Markets, 1.68%, dated 08/26/14, maturity 02/26/15	19,061,183
5,157,000	RBC Capital Markets, 1.68%, dated 09/23/14, maturity 02/26/15	5,194,521
8,284,000	RBC Capital Markets, 1.68%, dated 11/21/14, maturity 01/20/15	8,307,145
24,346,000	RBC Capital Markets, 1.88%, dated 09/24/14, maturity 09/24/15	24,810,481
$174,826,400	Maturity Amount, Including Interest Payable	$176,093,491
	Market Value of Assets Pledged as Collateral for the Reverse Repurchase Agreements	$215,791,509
The average daily balance of reverse repurchase agreements outstanding for the Fund during the six months ended December 31, 2014, was approximately $168,198,495 at a weighted average daily interest rate of 1.44%.
The maximum amount of reverse repurchase agreements outstanding at any time during the six months ended December 31, 2014 was $179,551,400, which was 29.71% of total assets at that time for the Fund.
26Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2014

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets and Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Description
Reverse Repurchase Agreements	$174,826,400	$—	$174,826,400	$(174,826,400)	$—	$—

* Excess of collateral pledged to the individual counterparty may not be shown for financial purposes.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
7.Capital Stock
The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. Of the 22,713,931 shares outstanding at December 31, 2014 for the Fund, the Adviser owns 5,240 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Fund commenced operations on March 26, 2013, selling 21,000,000 shares and receiving $401,000,000. On January 30, 2013, the Fund had initially sold 5,240 shares to the Adviser, which represented the initial capital at $19.10 per share. On May 13, 2013, pursuant to the overallotment option, an additional 1,706,550 shares were issued for $32,595,105.
8.Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all
2014 Semi-Annual Report27

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2014

related and offsetting transactions are considered. During the six months ended December 31, 2014, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
As of December 31, 2014, the following futures contracts were outstanding:
Short:
Contracts	Type	Expiration Date	Value at December 31, 2014	Unrealized Appreciation (Depreciation)
272	2 Year U.S. Treasury Note	March 2015	$ 59,457,500	$ 88,144
385	5 Year U.S. Treasury Note	March 2015	45,787,930	22,311
90	10 Year U.S. Treasury Note	March 2015	11,411,719	(55,665)
22	U.S. Treasury Long Bond	March 2015	3,180,375	(86,705)
	Total		$119,837,524	$(31,915)
The average notional value of futures contracts outstanding during the six months ended December 31, 2014 was $81,167,391, which represents the volume activity during the period.
9.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.
The tax character of distributions for the six months ended December 31, 2014 is expected to be from ordinary income but will be determined at the end of the Fund's current fiscal year.
The tax character of distributions paid for the fiscal year ended June 30, 2014 was as follows:
Ordinary income (including short-term capital gains)	$29,997,494
Return of capital	4,645,794
Total distributions	$34,643,288
A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
At June 30, 2014, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Other accumulated losses	$ (70,629)
Capital loss carryforward(1)	(1,541,028)
Post-October capital loss deferral	(343,384)
Tax basis unrealized appreciation on investments	11,120,856
Total tax basis net accumulated gains	$ 9,165,815

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of June 30, 2014, the Fund's capital loss carryforward was $1,041,452 from short-term and $499,576 from long-term which will not expire.
28Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2014

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at December 31, 2014 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$564,805,517	$10,903,977	$(13,870,678)	$(2,966,701)
Capital Account Reclassifications: Because Federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.
At June 30, 2014, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:
Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$207,201	$(207,201)
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.New Accounting Pronouncements
In June 2014, the FASB issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The effective date of this ASU is for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management has determined that this guidance will not have an impact on the Fund's financial statement disclosures.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
2014 Semi-Annual Report29

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
December 31, 2014

Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.1271	January 22, 2015	January 29, 2015
$0.1271	February 19, 2015	February 26, 2015
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
30Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Compliance Certification  (Unaudited)
December 31, 2014

On November 20, 2014, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2014 Semi-Annual Report31

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Proxy Results  (Unaudited)
December 31, 2014

At the Annual Meeting of Stockholders of the Fund held on November 20, 2014, the stockholders voted on a proposal to elect a Director Nominee or Class I Director to the Board of Directors of the Fund. A description of the proposal and the shares voted in favor, shared voted against and shares abstaining with respect to the proposal were as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	To elect to the Fund's Board of Directors Heather S. Goldman	18,510,717	700,950	—
32Brookfield Investment Management Inc.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Dividend Reinvestment Plan  (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan’’) that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), in additional shares of common stock. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.
No action is required on the part of a stockholder to have their cash distribution reinvested in shares of the Fund’s common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:
(1) The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s common stock on the distribution payment date.
(2) The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of its common stock in the open market in connection with the implementation of the Plan as follows: if the Fund’s common stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common stock issued by the Fund.
You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common stock you have received under the Plan. There is no brokerage charge for reinvestment of your distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.
Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax.
If you hold common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.
The Plan Administrator’s fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
2014 Semi-Annual Report33

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
Joint Notice of Privacy Policy  (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
34Brookfield Investment Management Inc.

Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-282-0429
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Directors of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Stuart A. McFarland	Director
Heather S. Goldman	Director (Interested)
Jonathan C. Tyras	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Michelle L. Russell-Dowe	Vice President
Angela W. Ghantous	Treasurer
Alexis I. Rieger	Secretary
Seth A. Gelman	Chief Compliance Officer
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)       The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)       As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Not applicable .

     (2)   A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

     (3)   None.

(b)       A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	March 5, 2015

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:	March 5, 2015